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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-51783) pertaining to the Denali Incorporated 1997 Incentive Stock Option Plan of our report dated August 16, 1999, with respect to the consolidated financial statements and schedule of Denali Incorporated included in the Annual Report (Form 10-K) for the year ended July 3, 1999.


                                                ERNST & YOUNG LLP

Houston, Texas
September 14, 1999